UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number   811-00642

DWS International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/28/2011

ITEM 1.	REPORT TO STOCKHOLDERS

FEBRUARY 28, 2011 Semiannual Report to Shareholders

DWS International Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Summary
11 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
25 Notes to Financial Statements
34 Investment Management Agreement Approval
38 Summary of Management Fee Evaluation by Independent Fee Consultant
42 Account Management Resources
43 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2011
Average Annual Total Returns as of 2/28/11
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	21.25%	12.99%	-7.35%	-0.39%	1.83%
Class B	20.72%	12.07%	-8.08%	-1.21%	0.96%
Class C	20.79%	12.14%	-8.06%	-1.15%	1.03%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	14.27%	6.49%	-9.17%	-1.56%	1.23%
Class B (max 4.00% CDSC)	16.72%	9.07%	-8.66%	-1.40%	0.96%
Class C (max 1.00% CDSC)	19.79%	12.14%	-8.06%	-1.15%	1.03%
No Sales Charges
Class S	21.45%	13.36%	-7.06%	-0.07%	2.15%
Institutional Class	21.53%	13.54%	-6.94%	0.05%	2.31%
MSCI EAFE Index+	23.77%	20.00%	-2.62%	2.43%	4.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2010 are 1.26%, 2.17%, 2.04%, 0.96% and 0.83% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Fund — Class A [] MSCI EAFE Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 2/28/11	$46.77	$46.42	$46.38	$46.98	$46.78
8/31/10	$39.41	$38.96	$38.91	$39.64	$39.50
Distribution Information: Six Months as of 2/28/11: Income Dividends	$.98	$.61	$.62	$1.13	$1.18

Lipper Rankings — International Large-Cap Core Funds Category as of 2/28/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	403	of	407	99
3-Year	313	of	337	93
5-Year	242	of	271	89
10-Year	135	of	157	86
Class B 1-Year	405	of	407	100
3-Year	324	of	337	96
5-Year	258	of	271	95
10-Year	146	of	157	93
Class C 1-Year	404	of	407	100
3-Year	323	of	337	96
5-Year	257	of	271	95
10-Year	145	of	157	92
Class S 1-Year	402	of	407	99
3-Year	310	of	337	92
5-Year	233	of	271	86
10-Year	129	of	157	82
Institutional Class 1-Year	401	of	407	99
3-Year	307	of	337	91
5-Year	230	of	271	85
10-Year	124	of	157	79

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2010 to February 28, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended February 28, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 9/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/11	$1,212.50	$1,207.20	$1,207.90	$1,214.50	$1,215.30
Expenses Paid per $1,000*	$6.91	$11.55	$11.11	$5.16	$4.39
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 9/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/11	$1,018.55	$1,014.33	$1,014.73	$1,020.13	$1,020.83
Expenses Paid per $1,000*	$6.31	$10.54	$10.14	$4.71	$4.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS International Fund	1.26%	2.11%	2.03%	.94%	.80%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/28/11	8/31/10

Common Stocks	96%	93%
Cash Equivalents	2%	7%
Preferred Stocks	2%	—
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	2/28/11	8/31/10

Europe (excluding United Kingdom)	44%	59%
Japan	23%	18%
United Kingdom	16%	20%
Pacific Basin	14%	3%
Latin America	2%	—
Africa	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	2/28/11	8/31/10

Financials	22%	17%
Industrials	16%	15%
Materials	15%	12%
Energy	11%	13%
Consumer Discretionary	10%	9%
Consumer Staples	8%	12%
Telecommunication Services	6%	10%
Information Technology	6%	7%
Health Care	3%	4%
Utilities	3%	1%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.
Ten Largest Equity Holdings at February 28, 2011 (19.8% of Net Assets)	Country	Percent
1. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.5%
2. Canon, Inc. Producer of visual image and information equipment	Japan	2.2%
3. BHP Billiton Ltd. Producer of petroleum, minerals and steel products	Australia	2.2%
4. Mitsubishi Corp. Operator of a general trading company	Japan	2.0%
5. Total SA Produces, refines, transports and markets oil and natural gas	France	1.9%
6. FANUC Corp. Manufacturer of numerically controlled equipment for machine tools	Japan	1.9%
7. Shin-Etsu Chemical Co., Ltd Produces and distributes synthetic resins and other chemical products	Japan	1.8%
8. NTT DoCoMo, Inc. Provider of telecommunication services and equipment	Japan	1.8%
9. Vodafone Group PLC Provides a range of mobile telecommunications services	United Kingdom	1.8%
10. Honda Motor Co., Ltd Manufacturer of automobiles, motorcycles and power products	Japan	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of February 28, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 95.5%
Australia 6.5%
Australia & New Zealand Banking Group Ltd.	489,918	12,086,845
BHP Billiton Ltd. (a)	481,662	22,755,934
National Australia Bank Ltd.	364,801	9,627,965
Newcrest Mining Ltd.	100,223	3,886,314
Wesfarmers Ltd. (a)	267,667	9,028,424
Woodside Petroleum Ltd.	242,301	10,556,819
(Cost $55,910,245)		67,942,301
Brazil 0.6%
Banco Santander Brasil SA (Units) (Cost $7,859,742)	531,774	6,421,048
China 0.5%
Industrial & Commercial Bank of China Ltd. "H" (Cost $5,606,777)	7,331,240	5,637,606
Denmark 2.4%
A P Moller — Maersk AS "B"	1,066	10,567,921
Carlsberg AS "B"	50,631	5,383,351
Novo Nordisk AS "B"	70,568	8,885,369
(Cost $17,713,486)		24,836,641
Finland 1.2%
Fortum Oyj	149,768	4,646,253
Sampo Oyj "A"	246,651	7,651,327
(Cost $10,949,037)		12,297,580
France 9.8%
Air Liquide SA	53,102	6,872,940
AXA SA	171,633	3,608,298
BNP Paribas	129,885	10,151,966
Compagnie Generale de Geophysique-Veritas*	193,565	7,176,420
GDF Suez	264,564	10,721,746
LVMH Moet Hennessy Louis Vuitton SA	36,564	5,763,443
Sanofi-Aventis	75,058	5,181,372
Schneider Electric SA	77,637	12,841,165
Societe Generale	157,773	11,107,084
Total SA	328,140	20,133,100
Vivendi	289,733	8,257,824
(Cost $86,431,902)		101,815,358
Germany 8.9%
Adidas AG	162,559	10,430,844
Allianz SE (Registered)	66,845	9,632,531
BASF SE	184,868	15,372,012
Daimler AG (Registered)*	189,217	13,327,598
Deutsche Lufthansa AG (Registered)*	232,788	4,758,589
Linde AG	52,036	7,944,356
MAN SE	39,346	4,995,780
SAP AG	205,772	12,415,048
Siemens AG (Registered)	106,201	14,299,756
(Cost $78,340,989)		93,176,514
Hong Kong 2.3%
AIA Group Ltd.*	1,804,606	5,299,931
Hong Kong Exchanges & Clearing Ltd. (a)	416,801	9,064,522
Power Assets Holdings Ltd. (a)	1,477,259	9,658,376
(Cost $23,199,338)		24,022,829
Italy 4.4%
Enel SpA	1,167,305	6,955,196
Eni SpA	420,795	10,268,671
Intesa Sanpaolo	2,573,666	8,688,073
Saipem SpA	148,121	7,490,420
UniCredit SpA	4,862,226	12,512,631
(Cost $40,621,440)		45,914,991
Japan 22.8%
Canon, Inc.	479,696	23,200,300
FANUC Corp.	126,360	19,668,762
Honda Motor Co., Ltd.	404,072	17,618,017
Kao Corp.	428,882	11,564,319
Komatsu Ltd.	511,877	15,680,612
Kubota Corp.	825,411	8,507,051
Mitsubishi Corp.	741,724	20,586,617
Mitsubishi Heavy Industries Ltd.	2,795,068	11,907,749
Mitsui O.S.K Lines Ltd.	2,254,625	14,970,096
NTT DoCoMo, Inc.	9,794	18,405,417
Panasonic Corp.	761,619	10,286,638
Seven & I Holdings Co., Ltd. (a)	397,682	11,095,231
Shin-Etsu Chemical Co., Ltd.	333,167	19,198,028
Sumitomo Mitsui Financial Group, Inc.	381,298	14,432,501
Takeda Pharmaceutical Co., Ltd. (a)	223,172	11,104,975
Toshiba Corp.	1,501,507	9,847,775
(Cost $198,453,662)		238,074,088
Mexico 0.7%
America Movil SAB de CV "L" (Cost $7,435,430)	2,682,130	7,696,788
Netherlands 3.5%
ING Groep NV (CVA)*	995,779	12,487,573
Koninklijke (Royal) KPN NV	385,588	6,243,700
Koninklijke DSM NV	179,236	10,535,328
Unilever NV (CVA)	252,023	7,606,360
(Cost $33,538,019)		36,872,961
Norway 1.0%
DnB NOR ASA	234,247	3,623,101
Yara International ASA	120,871	6,405,959
(Cost $9,675,241)		10,029,060
Russia 3.3%
Gazprom OAO (ADR) (a) (d)	392,209	11,499,568
LUKOIL (ADR)	143,792	10,236,553
Mechel (ADR)	319,016	9,707,657
Sberbank of Russia	925,123	3,272,773
(Cost $31,322,757)		34,716,551
Singapore 2.4%
Keppel Corp., Ltd.	1,161,931	10,338,813
Oversea-Chinese Banking Corp., Ltd.	1,333,007	9,682,579
Singapore Airlines Ltd.	429,957	4,587,443
(Cost $22,909,320)		24,608,835
South Africa 0.5%
Remgro Ltd. (Cost $5,583,467)	355,289	5,709,959
Spain 2.6%
Banco Bilbao Vizcaya Argentaria SA	385,064	4,757,439
Repsol YPF SA	370,362	12,423,670
Telefonica SA	391,860	9,966,453
(Cost $23,460,843)		27,147,562
Sweden 1.4%
Swedbank AB "A"*	204,939	3,610,317
TeliaSonera AB	297,124	2,495,072
Volvo AB "B"*	475,717	8,229,262
(Cost $12,195,766)		14,334,651
Switzerland 4.1%
Compagnie Financiere Richemont SA "A"	146,933	8,424,582
Givaudan SA (Registered)	5,247	5,228,322
Nestle SA (Registered)	194,463	11,007,596
Syngenta AG (Registered)	16,388	5,507,834
Xstrata PLC	545,666	12,454,599
(Cost $29,702,890)		42,622,933
Taiwan 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $7,838,425)	3,838,716	9,177,120
United Kingdom 15.7%
AMEC PLC	276,686	5,234,605
AstraZeneca PLC	215,490	10,507,211
BG Group PLC	651,008	15,882,609
Diageo PLC	429,231	8,392,091
HSBC Holdings PLC	2,391,001	26,315,447
Imperial Tobacco Group PLC	306,899	9,861,562
InterContinental Hotels Group PLC	235,419	5,234,208
Johnson Matthey PLC	85,986	2,597,072
Legal & General Group PLC	5,308,613	10,249,487
Old Mutual PLC	2,442,074	5,218,629
Prudential PLC	484,826	5,599,907
Reckitt Benckiser Group PLC	79,610	4,102,851
Rio Tinto PLC	198,008	13,966,977
Royal Bank of Scotland Group PLC*	11,159,611	8,212,942
Vodafone Group PLC	6,485,686	18,403,188
WPP PLC	1,027,433	14,134,413
(Cost $145,852,748)		163,913,199
Total Common Stocks (Cost $854,601,524)		996,968,575

Preferred Stocks 2.0%
Brazil 1.1%
Petroleo Brasileiro SA	343,794	5,905,537
Vale SA "A"	195,935	5,841,072
(Cost $10,865,398)		11,746,609
Germany 0.4%
Volkswagen AG (Cost $3,872,479)	23,069	3,911,949
Korea 0.5%
Samsung Electronics Co., Ltd. (Cost $5,062,757)	10,091	5,443,459
Total Preferred Stocks (Cost $19,800,634)		21,102,017

Rights 0.0%
Sweden
TeliaSonera AB, Expiration Date 3/25/2011* (Cost $13,824)	297,124	14,658

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 0.23% (b) (c) (Cost $59,783,864)	59,783,864	59,783,864

Cash Equivalents 2.5%
Central Cash Management Fund, 0.17% (b) (Cost $25,386,718)	25,386,718	25,386,718

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $959,586,564)+	105.7	1,103,255,832
Other Assets and Liabilities, Net	(5.7)	(59,652,576)
Net Assets	100.0	1,043,603,256

* Non-income producing security.

+ The cost for federal income tax purposes was $966,084,125. At February 28, 2011, net unrealized appreciation for all securities based on tax cost was $137,171,707. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $151,239,442 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,067,735.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2011 amounted to $57,504,332, which is 5.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d) Listed on the London Stock Exchange.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Preferred Stocks
Australia	$—	$67,942,301	$—	$67,942,301
Brazil	18,167,657	—	—	18,167,657
China	—	5,637,606	—	5,637,606
Denmark	—	24,836,641	—	24,836,641
Finland	—	12,297,580	—	12,297,580
France	—	101,815,358	—	101,815,358
Germany	—	97,088,463	—	97,088,463
Hong Kong	—	24,022,829	—	24,022,829
Italy	—	45,914,991	—	45,914,991
Japan	—	238,074,088	—	238,074,088
Korea	—	5,443,459	—	5,443,459
Mexico	7,696,788	—	—	7,696,788
Netherlands	—	36,872,961	—	36,872,961
Norway	—	10,029,060	—	10,029,060
Russia	19,944,210	14,772,341	—	34,716,551
Singapore	—	24,608,835	—	24,608,835
South Africa	—	5,709,959	—	5,709,959
Spain	—	27,147,562	—	27,147,562
Sweden	—	14,334,651	—	14,334,651
Switzerland	—	42,622,933	—	42,622,933
Taiwan	—	9,177,120	—	9,177,120
United Kingdom	—	163,913,199	—	163,913,199
Rights (e)	14,658	—	—	14,658
Short-Term Investments (e)	85,170,582	—	—	85,170,582
Total	$130,993,895	$972,261,937	$—	$1,103,255,832

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the period ended February 28, 2011.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of February 28, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $874,415,982) — including $57,504,332 of securities loaned	$1,018,085,250
Investment in Daily Assets Fund Institutional (cost $59,783,864)*	59,783,864
Investment in Central Cash Management Fund (cost $25,386,718)	25,386,718
Total investments, at value (cost $959,586,564)	1,103,255,832
Foreign currency, at value (cost $1,199,351)	1,198,865
Receivable for Fund shares sold	1,128,885
Dividends receivable	1,529,963
Interest receivable	2,755
Foreign taxes recoverable	762,593
Other assets	57,961
Total assets	1,107,936,854
Liabilities
Payable upon return of securities loaned	59,783,864
Payable for Fund shares redeemed	3,137,205
Accrued management fee	452,354
Other accrued expenses and payables	960,175
Total liabilities	64,333,598
Net assets, at value	$1,043,603,256
Net Assets Consist of
Distributions in excess of net investment income	(3,572,223)
Net unrealized appreciation (depreciation) on: Investments	143,669,268
Foreign currency	89,414
Accumulated net realized gain (loss)	(869,109,495)
Paid-in capital	1,772,526,292
Net assets, at value	$1,043,603,256

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of February 28, 2011 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($137,135,656 ÷ 2,932,085 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$46.77
Maximum offering price per share (100 ÷ 94.25 of $46.77)	$49.62
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,102,072 ÷ 88,360 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$46.42
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,558,307 ÷ 270,767 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$46.38
Class S Net Asset Value, offering and redemption price(a) per share ($849,995,408 ÷ 18,092,834 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$46.98
Institutional Class Net Asset Value, offering and redemption price(a) per share ($39,811,813 ÷ 851,059 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$46.78

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended February 28, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $878,461)	$8,816,225
Interest (net of foreign taxes withheld of $18)	840
Income distributions — Central Cash Management Fund	20,866
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	81,551
Total income	8,919,482
Expenses: Management fee	2,927,155
Administration fee	518,081
Services to shareholders	1,122,588
Distribution and service fees	250,200
Custodian fee	106,363
Reports to shareholders	65,957
Professional fees	66,357
Registration fees	32,232
Directors' fees and expenses	16,838
Other	63,619
Total expenses before expense reductions	5,169,390
Expense reductions	(2,866)
Total expenses after expense reductions	5,166,524
Net investment income (loss)	3,752,958
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	83,447,603
Foreign currency	112,070
83,559,673
Change in net unrealized appreciation (depreciation) on: Investments	111,309,698
Foreign currency	96,438
111,406,136
Net gain (loss)	194,965,809
Net increase (decrease) in net assets resulting from operations	$198,718,767

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010
Operations: Net investment income (loss)	$3,752,958	$14,710,443
Net realized gain (loss)	83,559,673	88,722,205
Change in net unrealized appreciation (depreciation)	111,406,136	(177,213,762)
Net increase (decrease) in net assets resulting from operations	198,718,767	(73,781,114)
Distributions to shareholders from: Net investment income: Class A	(2,952,727)	(2,567,586)
Class B	(58,130)	(56,850)
Class C	(172,654)	(120,129)
Class S	(20,863,169)	(19,171,232)
Institutional Class	(936,616)	(1,068,290)
Total distributions	(24,983,296)	(22,984,087)
Fund share transactions: Proceeds from shares sold	20,757,703	66,440,555
Reinvestment of distributions	22,861,233	21,305,677
Payments for shares redeemed	(128,707,243)	(263,939,796)
Redemption fees	2,842	5,570
Net increase (decrease) in net assets from Fund share transactions	(85,085,465)	(176,187,994)
Increase from regulatory settlements (see Note F)	—	11,199,212
Increase (decrease) in net assets	88,650,006	(261,753,983)
Net assets at beginning of period	954,953,250	1,216,707,233
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $3,572,223 and $17,658,115, respectively)	$1,043,603,256	$954,953,250

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended August 31,	2011	a	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$39.41		$42.89		$56.22		$67.17		$57.01		$47.44
Income (loss) from investment operations: Net investment income (loss)b	.10		.45		.62		1.29	e	.77	e	1.13	e
Net realized and unrealized gain (loss)	8.24		(3.65)		(12.54)		(11.62)		11.05		9.31
Total from investment operations	8.34		(3.20)		(11.92)		(10.33)		11.82		10.44
Less distributions from: Net investment income	(.98)		(.70)		(1.41)		(.62)		(1.66)		(.87)
Increase from regulatory settlements	—		.42	g	—		—		—		—
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$46.77		$39.41		$42.89		$56.22		$67.17		$57.01
Total Return (%)c	21.25	**	(6.60	)g	(20.46	)d	(15.58	)f	21.03	d	22.24	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	137		128		163		244		308		241
Ratio of expenses before expense reductions (%)	1.26	*	1.24		1.29		1.22		1.24		1.32
Ratio of expenses after expense reductions (%)	1.26	*	1.24		1.28		1.22		1.24		1.30
Ratio of net investment income (loss) (%)	.46	*	1.02		1.70		1.94	e	1.21	e	2.16	e
Portfolio turnover rate (%)	86	**	166		108		133		104		76
a For the six months ended February 28, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31 and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
f Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.64)%.
g Includes a non-recurring payment from the Advisor which amounted to $0.323 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.097 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.96% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

Class B Years Ended August 31,	2011	a	2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$38.96		$42.43		$55.54	$66.32		$56.18		$46.74
Income (loss) from investment operations: Net investment income (loss)b	(.08)		.11		.35	.76	e	.23	e	.51	e
Net realized and unrealized gain (loss)	8.15		(3.64)		(12.35)	(11.54)		10.89		9.26
Total from investment operations	8.07		(3.53)		(12.00)	(10.78)		11.12		9.77
Less distributions from: Net investment income	(.61)		(.36)		(1.11)	(.00	)***	(.98)		(.33)
Increase from regulatory settlements	—		.42	g	—	—		—		—
Redemption fees	.00	***	.00	***	.00 ***	.00	***	.00	***	.00	***
Net asset value, end of period	$46.42		$38.96		$42.43	$55.54		$66.32		$56.18
Total Return (%)c,d	20.72	**	(7.34	)g	(21.02)	(16.27	)f	20.01		20.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		4		8	16		29		28
Ratio of expenses before expense reductions (%)	2.24	*	2.15		2.25	2.10		2.16		2.42
Ratio of expenses after expense reductions (%)	2.11	*	2.03		2.03	2.03		2.14		2.35
Ratio of net investment income (loss) (%)	(.39	)*	.23		.95	1.14	e	.31	e	1.00	e
Portfolio turnover rate (%)	86	**	166		108	133		104		76
a For the six months ended February 28, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31 and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
f Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (16.33)%.
g Includes a non-recurring payment from the Advisor which amounted to $0.323 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.097 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.96% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

Class C Years Ended August 31,	2011	a	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$38.91		$42.36		$55.47		$66.29		$56.22		$46.74
Income (loss) from investment operations: Net investment income (loss)b	(.06)		.12		.35		.79	e	.30	e	.67	e
Net realized and unrealized gain (loss)	8.15		(3.63)		(12.35)		(11.52)		10.90		9.21
Total from investment operations	8.09		(3.51)		(12.00)		(10.73)		11.20		9.88
Less distributions from: Net investment income	(.62)		(.36)		(1.11)		(.09)		(1.13)		(.40)
Increase from regulatory settlements	—		.42	g	—		—		—		—
Redemption fees	00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$46.38		$38.91		$42.36		$55.47		$66.29		$56.22
Total Return (%)c	20.79	**	(7.31	)g	(21.04	)d	(16.24	)f	20.10	d	21.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		12		15		24		32		23
Ratio of expenses before expense reductions (%)	2.03	*	2.02		2.10		2.01		2.01		2.11
Ratio of expenses after expense reductions (%)	2.03	*	2.02		2.03		2.01		2.01		2.11
Ratio of net investment income (loss) (%)	(.31	)*	.24		.95		1.16	e	.44	e	1.31	e
Portfolio turnover rate (%)	86	**	166		108		133		104		76
a For the six months ended February 28, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31 and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
f Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (16.30)%.
g Includes a non-recurring payment from the Advisor which amounted to $0.323 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.097 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.96% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

Class S Years Ended August 31,	2011	a	2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$39.64		$43.16		$56.55	$67.57		$57.34		$47.74
Income (loss) from investment operations: Net investment income (loss)b	.17		.58		.74	1.48	d	.97	d	1.28	d
Net realized and unrealized gain (loss)	8.30		(3.66)		(12.61)	(11.66)		11.11		9.37
Total from investment operations	8.47		(3.08)		(11.87)	(10.18)		12.08		10.65
Less distributions from: Net investment income	(1.13)		(.86)		(1.52)	(.84)		(1.85)		(1.05)
Increase from regulatory settlements	—		.42	f	—	—		—		—
Redemption fees	.00	***	.00	***	.00 ***	.00	***	.00	***	.00	***
Net asset value, end of period	$46.98		$39.64		$43.16	$56.55		$67.57		$57.34
Total Return (%)	21.45	**	(6.32	)f	(20.18)	(15.33	)e	21.42	c	22.61	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	850		780		986	1,480		1,870		1,390
Ratio of expenses before expense reductions (%)	.94	*	.94		.94	.93		.93		1.02
Ratio of expenses after expense reductions (%)	.94	*	.94		.94	.93		.93		1.01
Ratio of net investment income (loss) (%)	.78	*	1.32		2.04	2.24	d	1.52	d	2.40	d
Portfolio turnover rate (%)	86	**	166		108	133		104		76
a For the six months ended February 28, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31 and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.39)%.
f Includes a non-recurring payment from the Advisor which amounted to $0.323 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.097 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.96% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

Institutional Class Years Ended August 31,	2011	a	2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$39.50		$43.00		$56.35	$67.34		$57.10		$47.58
Income (loss) from investment operations: Net investment income (loss)b	.21		.63		.79	1.58	d	1.06	d	1.52	d
Net realized and unrealized gain (loss)	8.25		(3.63)		(12.58)	(11.64)		11.06		9.12
Total from investment operations	8.46		(3.00)		(11.79)	(10.06)		12.12		10.64
Less distributions from: Net investment income	(1.18)		(.92)		(1.56)	(.93)		(1.88)		(1.12)
Increase from regulatory settlements	—		.42	f	—	—		—		—
Redemption fees	.00	***	.00	***	.00 ***	.00	***	.00	***	.00	***
Net asset value, end of period	$46.78		$39.50		$43.00	$56.35		$67.34		$57.10
Total Return (%)	21.53	**	(6.21	)f	(20.06)	(15.22	)e	21.60	c	22.65	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40		31		44	53		26		8
Ratio of expenses before expense reductions (%)	.80	*	.81		.81	.80		.79		.98
Ratio of expenses after expense reductions (%)	.80	*	.81		.81	.80		.79		.96
Ratio of net investment income (loss) (%)	.92	*	1.45		2.17	2.36	d	1.66	d	2.87	d
Portfolio turnover rate (%)	86	**	166		108	133		104		76
a For the six months ended February 28, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52, $0.31 and $0.51 per share and 0.79%, 0.49% and 0.98% of average daily net assets for the years ended August 31, 2008, 2007 and 2006, respectively.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.28)%.
f Includes a non-recurring payment from the Advisor which amounted to $0.323 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.097 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.96% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS International Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $946,172,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2011 ($356,548,000), August 31, 2017 ($273,735,000) and August 31, 2018 ($315,889,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $855,516,447 and $922,268,412, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $2.5 billion of the Fund's average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the six months ended February 28, 2011, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.565% of the Fund's average daily net assets.

For the period from September 1, 2010 through November 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.28%
Class B	2.03%
Class C	2.03%
Class S	.95%
Institutional Class	.88%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2011, the Administration Fee was $518,081, of which $80,063 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2011
Class A	$168,795	$—	$90,044
Class B	9,563	2,866	5,980
Class C	15,205	—	7,808
Class S	543,695	—	289,259
Institutional Class	8,664	—	3,946
	$745,922	$2,866	$397,037

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at February 28, 2011
Class B	$16,316	$2,396
Class C	46,785	7,232
	$63,101	$9,628

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at February 28, 2011	Annualized Effective Rate
Class A	$166,150	$54,812	.24%
Class B	5,388	1,700	.25%
Class C	15,561	5,065	.25%
	$187,099	$61,577

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2011 aggregated $2,324.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2011, the CDSC for Class B and C shares aggregated $2,840 and $174, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,300, of which $4,253 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended February 28, 2011		Year Ended August 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	131,188	$5,910,276	317,328	$13,966,863
Class B	467	21,370	12,502	559,821
Class C	16,866	752,691	45,958	1,956,399
Class S	203,064	9,251,797	761,248	33,451,948
Institutional Class	105,699	4,821,569	393,813	16,505,524
		$20,757,703		$66,440,555
Shares issued to shareholders in reinvestment of distributions
Class A	62,399	$2,799,232	54,564	$2,447,221
Class B	1,272	56,747	1,242	55,372
Class C	3,629	161,614	2,487	110,737
Class S	425,145	19,148,504	391,471	17,624,057
Institutional Class	15,506	695,136	23,835	1,068,290
		$22,861,233		$21,305,677
Shares redeemed
Class A	(498,584)	$(22,390,339)	(944,886)	$(40,836,917)
Class B	(22,586)	(1,002,031)	(92,216)	(4,046,202)
Class C	(48,891)	(2,167,173)	(95,438)	(4,076,999)
Class S	(2,221,776)	(100,551,681)	(4,320,566)	(186,452,364)
Institutional Class	(57,656)	(2,596,019)	(660,119)	(28,527,314)
		$(128,707,243)		$(263,939,796)
Redemption fees		$2,842		$5,570
Net increase (decrease)
Class A	(304,997)	$(13,680,827)	(572,994)	$(24,422,005)
Class B	(20,847)	(923,914)	(78,472)	(3,431,008)
Class C	(28,396)	(1,252,868)	(46,993)	(2,009,824)
Class S	(1,593,567)	(72,148,542)	(3,167,847)	(135,371,935)
Institutional Class	63,549	2,920,686	(242,471)	(10,953,222)
		$(85,085,465)		$(176,187,994)

F. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and any unclaimed proceeds were then paid to the Fund in the amount of $8,615,788. In addition, the Fund received $2,583,424 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended August 31, 2010.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SCINX	SUIIX
CUSIP Number	23337R 858	23337R 841	23337R 833	23337R 817	23337R 791
Fund Number	468	668	768	2068	1468

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2010

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 25, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 25, 2011